FINANCIAL INCOME (EXPENSES), NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Financial expenses:
Interest	$ (900)	$ (346)	$ (318)
Amortization of marketable securities premiums and accretion of discounts, net	(436)	(416)	0
Exchange rate	(4)	(612)	(99)
Other	(201)	(133)	(228)
Other Nonoperating Expense	(1,541)	(1,507)	(645)
Financial income:
Interest and others	1,994	1,930	551
Financial income (expenses), net	$ 453	$ 423	$ (94)